UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 4th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7235
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2024

Date of reporting period: March 31, 2024

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report
March 31, 2024

Poplar Forest Funds

Poplar Forest Partners Fund
Class A (PFPFX)
Class I (IPFPX)

Poplar Forest Cornerstone Fund
Investor Class (IPFCX)

POPLAR FOREST FUNDS

TABLE OF CONTENTS

Performance	1
Letter to Shareholders	2
Sector Allocation of Portfolio Assets	12
Expense Example	14
Schedules of Investments	16
Statements of Assets and Liabilities	24
Statements of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	29
Notes to Financial Statements	32
Notice to Shareholders	42
Approval of Investment Advisory Agreement	43
Statement Regarding Liquidity Risk Management Program	47
Privacy Notice	48

POPLAR FOREST FUNDS

Performance of each Fund class for the 6-month, 1-, 5-, 10-year and since inception periods as of March 31, 2024 is as follows:

*	The 60/40 blended index comprises 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index. **Returns for periods greater than 1 year have been annualized.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-522-8860. Performance for Class A shares with load reflects a maximum 5.00% sales charge. Class A shares without load do not take into account any sales charges which would reduce performance.

As of the Funds’ most recently filed registration statement, the Partners Fund Class A shares gross expense ratio is 1.30%; net expense ratio is 1.20% and is applicable to investors. The Partners Fund Institutional Class shares gross expense ratio is 1.05%; net expense ratio is 0.95% and is applicable to investors. The Cornerstone Fund gross expense ratio is 1.46%; net expense ratio is 0.91% and is applicable to investors. The Adviser has contractually agreed to the fee waiver through at least January 28, 2025.

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Portfolio Manager Commentar

Dear Partners,

“Do you want cheese on it?” I was new to L.A. when I was asked that question that I’ll never forget.  A recent acquaintance had invited me to his house for a barbecue, and I was excited! I have long loved BBQ, which to me means meat cooked low and slow on a smoker. Adding cheese was unheard of where I come from.

“Cheese on what?” I responded. Which is when my new friend gestured to a hamburger and revealed to me that in California, “barbecue” refers to the grilling of meat. As I reached for a bun, I was polite enough not to yell, “This isn’t BBQ!” But inside my head, I was certainly thinking it.

Don’t get me wrong – I love grilling meat over charcoal. During the week, you’ll often find me right before dinner, hovering over my beloved Weber Kettle. But on the weekend, there are few things I like more than patiently cooking a low-priced cut of meat (beef brisket or pork shoulder, for example) for hours in the smoke from an oak or hickory fire. I’ve spent a couple decades perfecting my own rubs and sauces, and while I may not be as accomplished as Aaron Franklin, my kids, friends and neighbors all give my “Cue” high marks.

For the uninitiated, Aaron Franklin is one of America’s most famous pitmasters and a past winner of a prestigious James Beard Foundation award for best chef in the Southwest. For me, his book, “Franklin Barbecue – a Meat-smoking Manifesto” is as fundamental to the craft of barbeque as Graham & Dodd’s famous treatise “The Intelligent Investor” is to value investing. As Bon Appetit writer Andrew Knowlton put it:

“I used to think of Aaron Franklin as a genius: There was the rise from backyard dabbler to king of the Texas pitmasters: his mind-altering brisket that made normally rational people (myself included) wait hours for the chance to eat it: and his insistence that game-changing barbecue doesn’t come from miracles but rather from elbow grease. Then he wrote this book and gave all his secrets away. Now everyone – from me to you to your neighbor who can’t grill a chicken breast – will be able to make award-winning barbecue. He’s not a genius anymore; he’s a god.”

An expert pitmaster can transform an otherwise cheap and tough hunk of meat into a tender, tasty bite of heaven. Likewise, I believe that Poplar Forest’s experienced investment team can identify inexpensive stocks with potential to become market beating. While investors currently seem more interested in paying a premium for the stock market equivalent of Wagyu Beef, my colleagues and I are still following a time-tested recipe to cook up what we believe is mouth-watering value-stock barbecue. Why? Because we continue to believe that Contrarian Value investing offers a long-term, risk/reward ratio that is superior to that of the S&P 500® Index (“S&P 500”).

For example, our portfolio is currently trading at a price-to-forward-earnings (P/E) ratio of 12.8x while the S&P 500 is valued at 21.7x. Normally, one would expect the more highly valued S&P 500 to offer better growth, but the consensus opinion of Wall Street’s analysts is that our portfolio can produce 13.8% earnings growth over the next three years while the S&P 500 is expected to grow 13.2%. In addition to offering potential for better growth, the companies in which we are invested paid dividends

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and have produced more than 1% more income each year as compared to the S&P 500. At a time when the S&P 500 seems to embed lofty expectations for the future, we’ve identified a collection of thirty businesses that we believe offer better fundamentals at a highly discounted valuation. Doesn’t that sound delicious?

S&P 500 – Investor Enthusiasm Only Higher During the Tech Bubble

I agree with the oft-repeated observation that valuation is a terrible market timing tool, but I believe it can be informative in assessing risk and reward. Expensive stocks can keep rising, but the higher they go, the more they may fall when conditions worsen. As you can see in the chart below, on a price-to-trailing-earnings basis, the S&P 500 is currently valued at 24.5x. Absent recessionary periods when earnings were depressed, this valuation measure rarely exceeds 20x. In March 1998, the S&P first breached 24.5x during the inflating of the Tech Bubble. Admittedly, stocks kept going up and the trailing P/E ultimately expanded to more than 30x in 1999 just before the market peak, so perhaps there is more upside ahead, but I believe the S&P 500 has become an un-appetizing long-term investment. From March 1998 when 24.5x was first breached, the S&P 500 produced a 10-year return of 3.6% per year (less than investors can currently get on a low risk 10-year Treasury bond); Value stocks beat the S&P by roughly 2% a year over that decade.

S&P 500 Index (SPX)
Price 5,150.48
3/14/2024
Current 24.53 Median 17.04 High 32.48 Low 6.85 CAGR 1.4%
Start 3/15/1974 End 3/14/2024
Price / EPS TTM
Median (17.04)
Poplar Forest Capital
32.5
31.5
30.6
29.6
28.6
27.6
26.6
25.6
24.6
23.7
22.7
21.7
20.7
19.7
18.7
17.7
16.8
15.8
14.8
13.8
12.8
11.8
10.8
9.9
8.9
7.9
6.9
12/31/1974
12/31/1979
12/31/1984
12/31/1989
12/31/1994
12/31/1999
12/31/2004
12/31/2009
12/31/2014
12/31/2019
12/31/2024

Source: Intrinsic Research – Highlights represent recessionary periods.

While many market commentators credit the stock market’s recent heady gains to euphoria about Artificial Intelligence, I believe the cause may be the strength of a U.S. economy that has grown more than twice as fast as major developed markets in Japan

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and Europe since the end of 2019. Unemployment has been below 4% for 25 straight months, the longest such streak in more than five decades. At a time when many economies in Asia and Europe are either in (or on the verge of being in) recession, the U.S economy continues to look surprisingly robust. Non-U.S. investors may look at our seeming prosperity and technological advantages and conclude that paying up for U.S. stocks is a better deal than what they find available in their home markets. Foreigners looking to escape stagnation and/or recessionary downside may view the biggest and most well-known companies in the U.S. as the easiest place to stash their cash. Foreign interest in the biggest U.S companies may help explain the massive valuation differential between Megacap (the biggest 200) and Midcap (the next 800) and Smallcap stocks.

As long as the U.S. economy is the strongest in the world, the popular stocks currently driving the market may keep rising. The evidence suggests a couple key variables that have driven our relative prosperity: the response to COVID and immigration. According to a recent article in The Economist, U.S. COVID stimulus payments equaled 26% of GDP – more than double the developed world average. The article goes on to suggest that the U.S. workforce is 4% higher now than it was in 2019, largely due to legal and illegal immigration – and the illegal part of that influx may well be underreported. With U.S. Government spending getting increased attention now that interest payments exceed defense outlays, and with both of the leading presidential candidates promising a crackdown on illegal immigration, the underlying sources of our superior growth may be in question. With so much riding on upcoming elections, it is hard to know how things may look in 2025, so for now, investors are simply focused on AI-led productivity gains, current economic strength, and reductions in interest rates that are expected to continue fueling that growth.

Momentum is a powerful force in investing. Many people feel most comfortable owning what’s currently “working” in the market while ignoring what’s not. Megacap Growth stocks (like Prime steaks sizzling on the grill) are getting all the attention while Value stocks (the BBQ meat of the investing world) seem to be stuck in neutral. But in my opinion, this performance differential has set us up for what I believe will be the potential for market-beating results in coming years. At a time when stocks, as measured by the S&P 500, seem expensive, our portfolio appears to offer great value.

A Value Stock “Stall” May Offer Opportunity

After advancing at a better than 36% annualized rate from the COVID market low in March 2020 to the end of 2021, Value stocks, as measured by the Russell 1000® Value Index, have produced a more tepid annualized return of 5.3% since then. This reminds me of my early days smoking brisket. I remember one particular afternoon when everything seemed to be going according to plan. Then, after something like six hours in the smoker, the meat seemed to have stopped cooking – the readings on my meat thermometer didn’t budge. I started to panic because I had people coming over to eat and the meat wasn’t cooperating! I took a deep breath and reached for Aaron Franklin’s book for a refresher on something pitmasters call the “stall.”

“What is the stall? … a big piece of meat cooking in the smoker hits a patch in its progress where cooking appears to stop… At first, the temperature goes up and up, just as anything we cook always does. And then, gosh darn it, it levels off. This usually occurs at 160 or 170

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degrees. And it stays leveled off. And it stays. And it stays at the same temperature until you think it’s not going to get any higher. This freaks people out. It sure did me when I first encountered it.

What do freaked-out people do with meat that’s stuck at the same temperature for hours? They’re not stupid – they pull it off… And then they cut into it only to find the brisket is as tough as a sneaker.

Anyone can be forgiven for doing this, because the stall defies logic. Not only does the meat hold the same temperature for hours in an oven-like environment, sometimes it can actually be observed dropping in temperature. So what gives?”

From Franklin Barbecue

I’ve learned that as a brisket cooks, it reaches a point when surface moisture evaporates – it’s as if the meat is sweating the way we humans do – and that evaporation cools the meat. This continues until the surface of the meat has no more moisture to give and resembles something like the bark on a tree. Once sealed by the bark, the internal temperature can start rising again until reaching perfection somewhere between 200 to 210 degrees. The moral of the story is this – while a meat thermometer may suggest that the meat’s not cooking, it still is! And once it gets through the awkward stall, the magic really happens. Staying the course is critical to producing perfect brisket.

A similar process has been going on in our portfolio. It may have looked like nothing was happening, but below the surface, conditions appeared optimal. Despite the low P/E ratio, we believe our portfolio’s 13% expected annual earnings growth and attractive first quarter gains show that the portfolio has been cooking!

We Don’t Skimp on Ingredients

Making good brisket takes time – not just for the cooking, but also for the prep. While I could just run down to the local bargain grocer to get whatever is on special, I take the time to visit my favorite butcher who carries organically raised, grass-fed beef. I bring the meat home, trim off the excess fat, and then coat it with my proprietary rub of salt, pepper and spices. I also prepare my own brisket sauce – a tomato-based recipe much different than the vinegar-based sauce I use on ribs or pulled pork. All this takes place well before I rise before dawn to build an oak fire in the Lyfe Tyme smoker I’ve had for 20 years. In the late 1970’s, Charles Davenport, of Uvalde, Texas, began building Lyfe Tyme cookers by welding together pieces of ¼ inch steel pipe left over from the installation of oil pipelines (yet another example of turning inexpensive materials into BBQ gold) and I’ve produced countless feasts in my custom built, seven foot long rig.

In the same way that I am particular about my barbecue ingredients and cooking tools, we at Poplar Forest are very picky about the stocks that go into our portfolio. We don’t simply buy the cheapest stocks we can find; we look for bargain-priced companies that have the pedigree of prime, grass-fed beef. If a company can’t grow, has an over-levered balance sheet, or a poor history of free cash flow generation, we’ll generally look elsewhere. Even then, our research process is much like the extensive pre-cooking prep required for a good brisket.

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Yes, I’m going to see if I can beat this metaphor to death, as if tenderizing a thick chuck steak: Once a stock makes its way into the Poplar Forest smoker/portfolio, we tend the fire carefully, while monitoring quarterly earnings and checking in with management to see if their business is going to plan. Importantly, we don’t panic when the portfolio stalls – we know that’s part of the process. Just as good brisket takes time and effort, building a great contrarian value portfolio is a lot of work, but I love the work and believe the extra effort produces better results.

Because we are choosey about what we cook, we didn’t add any new stocks to the portfolio over the last three months. We have a number of companies that we’d be excited to buy if prices drop a bit, but we don’t feel any pressure to act because we feel great about the risk/reward ratios of the stocks we currently own. At a time when investors seem focused on trading cryptocurrencies and finding the next AI winner, we’re going to keep doing what we’ve done from day one at Poplar Forest: seek out market-beating, long-term investments in underappreciated companies and industries by focusing on their normalized earnings, free cash flow, financial strength, and sustainable organic growth.

I’ve been picking stocks and smoking meat for decades and I agree with Andrew Knowlton’s observations about pit-master Aaron Franklin. To paraphrase: we believe game-changing barbecue and market-beating value investments don’t come from miracles but rather from elbow grease and patience. At Poplar Forest, we’ve got both. I believe that our investment process works well in the long run, and that it is particularly compelling now with the S&P 500 at all-time high levels. Prime steaks may currently be expensive, but brisket is on sale!

I greatly appreciate the partnership we have with all of you; I’m going to continue to pursue my passions for barbecue and value stocks with the confidence that we’re cooking up a great meal. Bon appetit!

Sincerely,

J. Dale Harvey
March 31, 2024

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Partners Fund Portfolio Review

The Partners Fund Institutional Class shares produced a return of 22.18% while Class A shares (no load) produced an 22.04% return for the six months ending March 31, 2024. This compared to a return of 23.48% for the S&P 500 and 19.34% for the Russell 1000® Value Index.

Relative to the S&P 500, the portfolio’s top contributing sectors to performance over the six months ending March 31, 2024 were Financials, Consumer Discretionary, and Health Care. The bottom contributing sectors were Information Technology, Communication Services, and Energy.

At the security level, positive contribution came from top contributors Allstate, IBM, Equitable Holdings, Cencora, and Intel. The Fund’s top detractors from overall performance were Chevron, Warner Bros. Discovery, Sensata Tech, Murphy Oil, and Philip Morris.

Market Outlook

The growth-led rally continues with the Russell 1000® Growth Index returning 27.2% versus 19.3% for the Russell 1000® Value Index for the last 6 months, pushing valuations even higher. While valuation may be a terrible timing tool, we believe it can be informative in assessing risk and reward. Expensive stocks can keep rising, but the higher they go, the more they may fall when conditions worsen. As the first quarter closed, the S&P 500 was valued at approximately 21.7x forward P/E. Historically, outside of recessionary periods, this valuation measure rarely exceeds 20x. The first time the S&P 500 ever breached 21.7x forward P/E was in March 1998 as the Tech Bubble was inflating. Stocks kept climbing from that level and the trailing P/E ultimately expanded to more than 30x in 1999 just before the market peak, so there may be more upside ahead, but we believe the S&P 500 has become an unattractive long-term investment today. From March 1998 when the index first breached 21.7x forward P/E, the S&P 500 produced a 10-year return of 3.6% per year (less than investors currently get on a low risk 10-year Treasury bond); Value stocks beat the S&P 500 by roughly 2% per year over that decade.

While euphoria about artificial intelligence (AI) garners most of the media headlines, we believe the cause of the stock market’s robust gains is the strength of the U.S. economy that has grown more than twice as fast as major developed markets such as Japan and Europe since the end of 2019. U.S. unemployment has been less than 4% for 25 straight months, the longest such streak in more than five decades. At a time when many economies in Asia and Europe are either in or on the verge of being in recession, the U.S. economy continues to look surprisingly robust.

As long as the U.S. economy maintains strong growth, the popular stocks currently driving the market may keep rising. Momentum is a powerful force in investing. Many people feel most comfortable owning what’s currently “working” in the market while ignoring what’s not. For much of the past year, Mega-Cap Growth stocks were getting all the attention while Value stocks seemed to be stuck in neutral. In our opinion, this performance differential has set us up for what we believe will be the potential for market-beating results from value stocks in coming years.

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Portfolio Changes and Positioning

At a time when stocks, as measured by the S&P 500, seem expensive, our portfolio appears to offer great value. Our portfolio is currently trading at a price-to-forward-earnings (P/E) ratio of 12.8x while the S&P 500 is valued at 21.7x forward earnings. Normally, one would expect the more highly valued S&P 500 to offer better growth, but the consensus opinion of Wall Street’s analysts is that our portfolio can produce 13.8% earnings growth over the next three years while the S&P 500 is expected to grow 13.2%. In addition to offering potential for better growth, our Fund has offered a dividend yield that offers ~1% more in annual income than the S&P 500’s current yield. In a period when the S&P 500 seems to embed lofty expectations for the future, we’ve identified a collection of thirty businesses that we believe offer better fundamentals at a highly discounted valuation.

In the last six months, Sun Communities (SUI) is the only stock that was added to our portfolio. When we got involved with Sun, the stock had fallen almost 50% from its old high on concerns about higher interest rates and challenges with a business they purchased in England. On the latter point, we think the problems will prove temporary and that the fundamental outlook for the business is good given the company’s ability to raise prices every year and high incremental margins on those new revenues. While we only added one new investment during the last six months, our shopping list is full, and we are patiently waiting for better prices. Given the favorable risk/reward ratios we see for our current investments, we don’t feel pressure to act. At a time when investors seem focused on trading cryptocurrencies and finding the next AI winner, we’re going to keep doing what we’ve done from day one at Poplar Forest: seek out market-beating, long-term investments in underappreciated companies and industries by focusing on their normalized earnings, free cash flow, financial strength, and sustainable organic growth.

Cornerstone Fund Portfolio Review

For the six months ending March 31, 2024, the Cornerstone Fund produced a 16.37% return. This compares to a 16.26% return for a 60/40 blend of the S&P 500 and the Bloomberg U.S. Aggregate Bond Index.

At the security level, the Fund benefited from top contributing equity investments Allstate, Citigroup, Equitable Holdings, IBM, and Cencora. The top detracting equity investments were Warner Bros. Discovery, Chevron, Broadcom, Sensata, and Philip Morris.

While the overlap between the equities owned in the Cornerstone and Partners Funds remains high, the Cornerstone Fund is far more defensive with roughly ~10% in cash and equivalents and roughly 28% in fixed income investments.  Our equity exposure has gone from ~70% two years ago to ~60% at March 31st and is in-line with where it was at September 30, 2023. Our focus remains on protecting our investors long-term purchasing power while managing downside risk.

As we look ahead, we believe our portfolio is well positioned to generate solid inflation-adjusted returns. The Fund remains focused on high quality companies that are trading at what we believe are discounted valuations, while our bond selections continue to emphasize our goal of capital preservation.

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Disclosures

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in debt securities which typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Funds may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets.  Investing in small and medium sized companies may involve greater risk than investing in larger, more established companies because small and medium capitalization companies can be subject to greater share price volatility.  The Funds may invest in options, which may be subject to greater fluctuations in value than an investment in the underlying securities. When the Funds invest in other funds and ETFs an investor will indirectly bear the principal risks and its share of the fees and expenses of the underlying funds. Investments in asset-backed and mortgage-backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Value stocks typically are less volatile than growth stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.  Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security.

Poplar Forest Funds are distributed by Quasar Distributors, LLC.

Partners Fund Top Ten Holdings and Percentage Weights as of 3/31/2024

Equitable Holdings	5.23%
Allstate Corp.	4.62
Tyson Foods Inc.	4.34
National Fuel Gas Co.	4.15
Merck & Co.	3.96
CVS Health Corp.	3.96
Intel Corp.	3.92
Dominion Energy	3.89
IBM	3.86
Chevron Corp.	3.86

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Cornerstone Fund Top Ten Equity Holdings and Percentage Weights as of 3/31/2024:

Equitable Holdings	3.21%
Allstate Corp.	2.95
Citigroup	2.93
National Fuel Gas Co.	2.64
Fidelity National Informational Services	2.62
CVS Health Corp.	2.59
Tyson Foods Inc.	2.51
Cencora Inc.	2.49
Dow Inc.	2.49
Merck & Co.	2.48

S&P 500® Index: Is a market value weighted index consisting of 500 stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged, and one cannot invest directly in the Index.

Russell 1000® Index: An index of approximately 1,000 of the largest companies in the U.S. equity market. The Index is a subset of the Russell 3000 Index, representing the top companies by market capitalization. The Index is unmanaged, and one cannot invest directly in the Index.

Russell 1000® Growth Index: Measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged. It is not possible to invest directly in an index.

The Russell 1000® Value Index: Measures the performance of the Russell 1000’s value segment, which is defined to include firms whose share prices have lower price/book ratios and lower expected long/term mean earnings growth rates.

The Bloomberg U.S. Aggregate Bond Index: is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Blended index: (also known as a blended benchmark) is a combination of two or more indices in varying percentages. To take a simple example, if an investor’s assets are allocated to 60% stocks and 40% bonds, the portfolio’s performance might be best measured against a blended benchmark consisting of 60% in a stock index (e.g. S&P 500® Index) and 40% in a bond index (e.g. Bloomberg U.S. Aggregate Bond Index).

The Consumer Price Index (CPI): is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.  The annual percentage change in a CPI is used as a measure of inflation.

Index performance is not indicative of a Fund’s performance. Past performance does not guarantee future results.

Earnings growth is not a measure of a Fund’s future performance.

Earnings Growth: The annual rate of growth of earnings typically measured as Earnings Per Share Growth.

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Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Inflation: Is a quantitative measure of the rate at which the average price level of a basket of selected goods and services in an economy increases over a period of time. Often expressed as a percentage, inflation indicates a decrease in the purchasing power of a nation’s currency.

Price/Earnings (P/E) Ratio: Is a common tool for comparing the prices of different common stocks and is calculated by dividing the earnings per share into the current market price of a stock.

Yield Curve: Is a line that compares the yield of bonds of equal quality but different maturity dates.  In general, bonds with longer maturity dates offer higher yields than bonds with shorter maturity dates, thus producing an upward sloping yield curve.

Active Management (also called active investing): Refers to a portfolio management strategy where the manager makes specific investments with the goal of outperforming an investment benchmark index. Conversely, in passive management, investors expect a return that closely replicates the investment weighting and returns of a benchmark index and will often invest in an index fund.

Bear Market: A period marked with falling stock prices. In a bear market, investor confidence is extremely low. Many investors opt to sell off their stocks during a bear market for fear of further losses.

Dividend Yield: Represents the trailing 12-month dividend yield aggregating all income distributions per share over the past year, divided by the period ending fund or stock share price. It does not reflect capital gains distributions.

Earnings Per Share (EPS): is the net income of a company divided by the total number of shares it has outstanding.

Free Cash Flow (cash flow): is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Index Fund: Is a type of mutual fund with a portfolio constructed to match or track the components of a market index, such as the Standard & Poor’s 500 Index (S&P 500).

Inflation: Is a quantitative measure of the rate at which the average price level of a basket of selected goods and services in an economy increases over a period of time. Often expressed as a percentage, inflation indicates a decrease in the purchasing power of a nation’s currency.

Real Estate Investment Trust (REIT): Is a company that owns, and in most cases operates, income-producing real estate. REITs own many types of commercial real estate, ranging from office and apartment buildings to warehouses, hospitals, shopping centers, hotels and timberlands.

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SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2024 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

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SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2024 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

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EXPENSE EXAMPLE at March 31, 2024 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/23 – 3/31/24).

Actual Expenses

For each class of each Fund, two lines are presented in the tables below, with the first line providing information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables for each class of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at March 31, 2024 (Unaudited), Continued

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	10/1/23	3/31/24	10/1/23 – 3/31/24	Ratio*
Poplar Forest Partners Fund

Class A Shares
Actual	$1,000.00	$1,220.40	$6.66	1.20%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.00	$6.06	1.20%

Institutional Class Shares
Actual	$1,000.00	$1,221.80	$5.28	0.95%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.25	$4.80	0.95%

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	10/1/23	3/31/24	10/1/23 – 3/31/24	Ratio*

Poplar Forest Cornerstone Fund

Investor Class Shares
Actual	$1,000.00	$1,163.70	$4.87	0.90%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.50	$4.55	0.90%

*
Expenses are equal to the annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2024 (Unaudited)

COMMON STOCKS – 94.2%	Shares	Value
Air Freight & Logistics – 3.3%
FedEx Corp.	37,500	$10,865,250

Banks – 6.6%
Citigroup, Inc.	170,000	10,750,800
Wells Fargo & Co.	193,000	11,186,280
		21,937,080

Biotechnology – 3.4%
United Therapeutics Corp. (a)	49,500	11,371,140

Capital Markets – 1.9%
Stifel Financial Corp.	81,000	6,331,770

Chemicals – 3.8%
Dow, Inc.	217,000	12,570,810

Consumer Finance – 2.8%
Ally Financial, Inc.	232,000	9,416,880

Consumer Staples Distribution & Retail – 3.1%
Dollar Tree, Inc. (a)	78,500	10,452,275

Diversified Telecommunication Services – 3.8%
AT&T, Inc.	710,000	12,496,000

Electrical Equipment – 1.6%
Sensata Technologies Holding plc	147,500	5,419,150

Entertainment – 1.1%
Warner Bros. Discovery, Inc. (a)	410,000	3,579,300

Financial Services – 8.7%
Equitable Holdings, Inc.	456,000	17,332,560
Fidelity National Information Services, Inc.	153,000	11,349,540
		28,682,100

Food Products – 4.3%
Tyson Foods, Inc. – Class A	245,000	14,388,850

Gas Utilities – 4.1%
National Fuel Gas Co.	256,000	13,752,320

Health Care Providers & Services – 7.8%
Cencora, Inc.	52,500	12,756,975
CVS Health Corp.	164,500	13,120,520
		25,877,495

Hotels, Restaurants & Leisure – 2.9%
Las Vegas Sands Corp.	184,000	9,512,800

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2024 (Unaudited), Continued

	Shares	Value
Insurance – 6.0%
Allstate Corp.	88,500	$15,311,385
American International Group, Inc.	59,000	4,612,030
		19,923,415

IT Services – 3.9%
International Business Machines Corp.	67,000	12,794,320

Machinery – 3.2%
Oshkosh Corp.	84,500	10,537,995

Multi-Utilities – 3.9%
Dominion Energy, Inc.	262,000	12,887,780

Oil, Gas & Consumable Fuels – 5.9%
Chevron Corp.	81,000	12,776,940
Murphy Oil Corp.	147,500	6,740,750
		19,517,690

Pharmaceuticals – 4.0%
Merck & Co., Inc.	99,500	13,129,025

Semiconductors & Semiconductor Equipment – 3.9%
Intel Corp.	294,000	12,985,980

Textiles, Apparel & Luxury Goods – 2.8%
Tapestry, Inc.	196,000	9,306,080

Tobacco – 1.4%
Philip Morris International, Inc.	51,000	4,672,620
TOTAL COMMON STOCKS
(Cost $214,980,790)		312,408,125

REAL ESTATE INVESTMENT TRUSTS – 1.0%
Sun Communities, Inc.	25,500	3,278,790
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $2,770,473)		3,278,790

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2024 (Unaudited), Continued

SHORT-TERM INVESTMENTS – 3.9%	Shares/Par	Value
Money Market Funds – 2.0%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 5.15% (b)	6,595,001	$6,595,001

U.S. Treasury Bills – 1.9%
5.21%, 06/27/2024 (c)	$3,165,000	3,125,131
4.82%, 12/26/2024 (c)	3,240,000	3,123,174
		6,248,305
TOTAL SHORT-TERM INVESTMENTS
(Cost $12,849,900)		12,843,306
TOTAL INVESTMENTS – 99.1%
(Cost $230,601,163)		328,530,221
Other Assets in Excess of Liabilities – 0.9%		2,896,916
TOTAL NET ASSETS – 100.0%		$331,427,137

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of March 31, 2024.
(c)	The rate shown is the effective yield as of March 31, 2024.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2024 (Unaudited)

COMMON STOCKS – 60.6%	Shares	Value
Air Freight & Logistics – 2.4%
FedEx Corp.	2,900	$840,246

Banks – 4.8%
Citigroup, Inc.	16,300	1,030,812
Wells Fargo & Co.	11,500	666,540
		1,697,352

Biotechnology – 1.8%
United Therapeutics Corp. (a)	2,700	620,244

Capital Markets – 1.2%
Stifel Financial Corp.	5,300	414,301

Chemicals – 2.5%
Dow, Inc.	15,100	874,743

Consumer Finance – 1.7%
Ally Financial, Inc.	15,200	616,968

Consumer Staples Distribution & Retail – 1.9%
Dollar Tree, Inc. (a)	4,900	652,435

Diversified Telecommunication Services – 2.4%
AT&T, Inc.	48,800	858,880

Electrical Equipment – 1.2%
Sensata Technologies Holding plc	11,700	429,858

Entertainment – 0.7%
Warner Bros. Discovery, Inc. (a)	29,600	258,408

Financial Services – 6.9%
Apollo Global Management, Inc.	3,460	389,077
Equitable Holdings, Inc.	29,700	1,128,897
Fidelity National Information Services, Inc.	12,400	919,832
		2,437,806

Food Products – 2.5%
Tyson Foods, Inc. – Class A	15,000	880,950

Gas Utilities – 2.6%
National Fuel Gas Co.	17,300	929,356

Health Care Providers & Services – 5.1%
Cencora, Inc.	3,600	874,764
CVS Health Corp.	11,400	909,264
		1,784,028

Hotels, Restaurants & Leisure – 1.6%
Las Vegas Sands Corp.	11,000	568,700

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2024 (Unaudited), Continued

	Shares/Par	Value
Insurance – 3.8%
Allstate Corp.	6,000	$1,038,060
American International Group, Inc.	3,900	304,863
		1,342,923
IT Services – 2.4%
International Business Machines Corp.	4,400	840,224

Machinery – 2.1%
Oshkosh Corp.	5,800	723,318

Multi-Utilities – 2.5%
Dominion Energy, Inc.	17,600	865,744

Oil, Gas & Consumable Fuels – 2.9%
Chevron Corp.	4,000	630,960
Murphy Oil Corp.	8,400	383,880
		1,014,840

Pharmaceuticals – 2.5%
Merck & Co., Inc.	6,600	870,870

Semiconductors & Semiconductor Equipment – 2.4%
Intel Corp.	19,000	839,230

Textiles, Apparel & Luxury Goods – 1.8%
Tapestry, Inc.	13,500	640,980

Tobacco – 0.9%
Philip Morris International, Inc.	3,400	311,508
TOTAL COMMON STOCKS
(Cost $14,991,611)		21,313,912

CORPORATE BONDS – 11.9%
Banks – 2.0%
Citizens Financial Group, Inc., 3.75%, 07/01/2024	$700,000	695,599

Electric Utilities – 3.1%
Dominion Energy South Carolina, Inc.,
4.25%, 08/15/2028	300,000	289,487
DTE Electric Co., 3.00%, 03/01/2032	925,000	805,616
		1,095,103

Gas Utilities – 2.2%
National Fuel Gas Co., 3.95%, 09/15/2027	800,000	764,507

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2024 (Unaudited), Continued

	Par/Shares	Value
Pharmaceuticals – 2.2%
Bristol-Myers Squibb Co., 6.13%, 05/01/2038	$725,000	$771,247

Specialty Retail – 2.4%
Dick’s Sporting Goods, Inc., 3.15%, 01/15/2032	1,000,000	854,635
TOTAL CORPORATE BONDS
(Cost $4,169,353)		4,181,091

U.S. TREASURY OBLIGATIONS – 12.3%
U.S. Treasury Note TIPS
0.13%, 07/15/2024	909,223	910,349
0.25%, 07/15/2029	904,298	835,005
U.S. Treasury Notes
4.13%, 01/31/2025	800,000	793,522
2.63%, 04/15/2025	300,000	292,825
3.88%, 02/15/2043	770,000	713,122
4.13%, 08/15/2053	815,000	784,947
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $4,465,439)		4,329,770

PREFERRED STOCKS – 1.7%
Consumer Finance – 1.7%
Ally Financial, Inc., Series B, 4.70% to 05/15/2026
then 5 yr. CMT Rate + 3.87%, Perpetual	700,000	602,315
TOTAL PREFERRED STOCKS
(Cost $713,345)		602,315

REAL ESTATE INVESTMENT TRUSTS – 1.0%
Sun Communities, Inc.	2,800	360,024
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $304,209)		360,024

SHORT-TERM INVESTMENTS – 9.6%
Money Market Funds – 4.4%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 5.15% (b)	1,541,702	1,541,702

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2024 (Unaudited), Continued

	Par	Value
U.S. Treasury Bills – 5.2%
4.75%, 04/18/2024(c)	$168,000	$167,583
5.19%, 06/13/2024(c)	165,000	163,257
5.21%, 06/27/2024(c)	340,000	335,717
5.18%, 08/08/2024(c)	171,000	167,864
5.40%, 09/05/2024(c)	165,000	161,320
5.47%, 10/03/2024(c)	165,000	160,745
5.19%, 11/29/2024(c)	155,000	149,930
4.82%, 12/26/2024(c)	175,000	168,690
4.93%, 02/20/2025(c)	175,000	167,419
5.06%, 03/20/2025(c)	180,000	171,588
		1,814,113
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,356,289)		3,355,815
TOTAL INVESTMENTS – 97.1%
(Cost $28,000,246)		34,142,927
Other Assets in Excess of Liabilities – 2.9%		1,011,146
TOTAL NET ASSETS – 100.0%		$35,154,073

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

CMT – Constant Maturity Treasury Rate
TIPS – Treasury Inflation Protected Securities
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of March 31, 2024.
(c)	The rate shown is the effective yield as of March 31, 2024.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2024  |

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Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2024 (Unaudited)

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
ASSETS
Investments in securities, at value (identified cost
$230,601,163 and $28,000,246, respectively)	$328,530,221	$34,142,927
Receivables
Investments sold	3,099,113	945,000
Fund shares issued	221,846	—
Dividends and interest	445,780	117,253
Prepaid expenses	7,633	7,001
Total assets	332,314,593	35,212,181
LIABILITIES	1
Payables
Fund shares redeemed	510,128	—
Due to Adviser	200,526	8,448
12b-1 fees	16,400	—
Custody fees	7,188	900
Administration and fund accounting fees	68,820	24,889
Transfer agent fees and expenses	55,447	6,148
Audit fees	11,251	10,501
Chief Compliance Officer fee	3,125	3,124
Trustee fees and expenses	904	903
Accrued expenses	13,667	3,195
Total liabilities	887,456	58,108
NET ASSETS	$331,427,137	$35,154,073

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2024 (Unaudited), Continued

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$25,424,888	$—
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	464,409	—
Net asset value and redemption price per share	$54.75	$—
Maximum offering price per share (Net asset value
per share divided by 95.00%)	$57.63	$—
Investor Class Shares
Net assets applicable to shares outstanding	$—	$35,154,073
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	—	1,175,457
Net asset value, offering and redemption price per share	$—	$29.91
Institutional Class Shares
Net assets applicable to shares outstanding	$306,002,249	$—
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	5,584,430	—
Net asset value, offering and redemption price per share	$54.80	$—
COMPONENTS OF NET ASSETS
Paid-in capital	$222,197,406	$28,118,445
Total distributable earnings	109,229,731	7,035,628
Net assets	$331,427,137	$35,154,073

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2024 (Unaudited)

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
INVESTMENT INCOME
Income
Dividends	$4,186,558	$281,315
Interest	345,436	282,530
Total Income	4,531,994	563,845
Expenses
Advisory fees (Note 4)	1,268,570	129,843
Administration and fund accounting fees (Note 4)	134,835	49,333
Transfer agent fees and expenses (Note 4)	72,991	11,514
Sub-transfer agent fees (Note 4)	40,249	441
12b-1 fees – Class A shares (Note 5)	29,364	—
Registration fees	19,299	3,837
Custody fees (Note 4)	17,916	3,039
Audit fees	11,250	10,501
Printing and mailing expense	9,255	2,218
Trustees fees and expenses	8,051	8,050
Chief Compliance Officer fee (Note 4)	6,250	6,250
Insurance expense	4,475	1,824
Legal fees	3,532	3,531
Miscellaneous	15,154	3,746
Total expenses	1,641,191	234,127
Less: Advisory fees waived (Note 4)	(171,725)	(88,053)
Net expenses	1,469,466	146,074
Net investment income	3,062,528	417,771
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	9,164,700	523,006
Net change in unrealized appreciation on investments	49,276,717	4,037,277
Net realized and unrealized gain on investments	58,441,417	4,560,283
Net Increase in Net Assets Resulting from Operations	$61,503,945	$4,978,054

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2024	Year Ended
	(Unaudited)	September 30, 2023
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$3,062,528	$6,803,816
Net realized gain from investments	9,164,700	7,661,715
Net change in unrealized
appreciation on investments	49,276,717	8,554,026
Net increase in net assets
resulting from operations	61,503,945	23,019,557
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Class A Shares	(854,360)	(1,490,955)
Net dividends and distributions to shareholders –
Institutional Class Shares	(10,852,184)	(18,740,307)
Total dividends and distributions to shareholders	(11,706,544)	(20,231,262)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(8,360,365)	(12,650,817)
Total increase/(decrease) in net assets	41,437,036	(9,862,522)
NET ASSETS
Beginning of period	289,990,101	299,852,623
End of period	$331,427,137	$289,990,101

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2024		Year Ended
	(Unaudited)		September 30, 2023
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	13,330	$636,697	39,588	$1,959,738
Shares issued on
reinvestments of distributions	14,489	692,306	24,537	1,225,624
Shares redeemed	(51,200)	(2,499,635)	(83,934)	(4,111,423)
Net decrease	(23,381)	$(1,170,632)	(19,809)	$(926,061)

	Six Months Ended
	March 31, 2024		Year Ended
	(Unaudited)		September 30, 2023
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	263,190	$13,006,143	996,167	$49,799,303
Shares issued on
reinvestments of distributions	163,247	7,799,939	267,033	13,340,977
Shares redeemed	(568,261)	(27,995,815)	(1,526,866)	(74,865,036)
Net decrease	(141,824)	$(7,189,733)	(263,666)	$(11,724,756)

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST CORNERSTONE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2024	Year Ended
	(Unaudited)	September 30, 2023
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$417,771	$746,234
Net realized gain from investments	523,006	503,400
Net change in unrealized
appreciation on investments	4,037,277	799,623
Net increase in net assets
resulting from operations	4,978,054	2,049,257
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Investor Class Shares	(1,348,373)	(2,422,156)
Total dividends and distributions to shareholders	(1,348,373)	(2,422,156)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	803,708	2,987,055
Total increase in net assets	4,433,389	2,614,156
NET ASSETS
Beginning of period	30,720,684	28,106,528
End of period	$35,154,073	$30,720,684

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2024		Year Ended
	(Unaudited)		September 30, 2023
Investor Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	—	$—	70,046	$1,974,059
Shares issued on
reinvestments of distributions	48,473	1,315,060	85,138	2,355,782
Shares redeemed	(18,520)	(511,352)	(47,594)	(1,342,786)
Net increase	29,953	$803,708	107,590	$2,987,055

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares

	Six Months
	Ended
	March 31,		Year Ended September 30,
	2024		2023	2022	2021	2020	2019
	(Unaudited)
Net asset value,
beginning of period	$46.57		$46.07	$55.97	$35.69	$42.22	$52.65
Income from
investment operations:
Net investment income^	0.44		0.90	0.69	0.74	0.74	0.58
Net realized and unrealized
gain/(loss) on investments	9.56		2.54	(3.18)	20.48	(6.65)	(6.50)
Total from
investment operations	10.00		3.44	(2.49)	21.22	(5.91)	(5.92)
Less distributions:
From net
investment income	(1.06)		(0.50)	(0.94)	(0.94)	(0.62)	(0.50)
From net realized
gain on investments	(0.76)		(2.44)	(6.47)	—	—	(4.01)
Total distributions	(1.82)		(2.94)	(7.41)	(0.94)	(0.62)	(4.51)
Net asset value,
end of period	$54.75		$46.57	$46.07	$55.97	$35.69	$42.22

Total return	22.04	%+	7.05%	-5.68%	60.26%	-14.27%	-10.71%

Ratios/supplemental data:
Net assets, end
of period (thousands)	$25,425		$22,717	$23,387	$24,098	$16,840	$29,359
Ratio of expenses to
average net assets:
Before fee waiver	1.31	%++	1.30%	1.29%	1.34%	1.43%	1.36%
After fee waiver	1.20	%++	1.20%	1.20%	1.21%	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before fee waiver	1.68	%++	1.73%	1.21%	1.35%	1.75%	1.25%
After fee waiver	1.79	%++	1.83%	1.30%	1.48%	1.93%	1.36%
Portfolio turnover rate	9.91	%+	35.12%	30.29%	40.94%	40.35%	30.72%

^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class

	Six Months
	Ended
	March 31,		Year Ended September 30,
	2024		2023	2022	2021	2020	2019
	(Unaudited)
Net asset value,
beginning of period	$46.68		$46.16	$56.07	$35.75	$42.29	$52.79
Income from
investment operations:
Net investment income^	0.51		1.03	0.83	0.86	0.84	0.69
Net realized and unrealized
gain/(loss) on investments	9.56		2.55	(3.19)	20.50	(6.65)	(6.53)
Total from
investment operations	10.07		3.58	(2.36)	21.36	(5.81)	(5.84)
Less distributions:
From net
investment income	(1.19)		(0.62)	(1.08)	(1.04)	(0.73)	(0.65)
From net realized
gain on investments	(0.76)		(2.44)	(6.47)	—	—	(4.01)
Total distributions	(1.95)		(3.06)	(7.55)	(1.04)	(0.73)	(4.66)
Net asset value,
end of period	$54.80		$46.68	$46.16	$56.07	$35.75	$42.29

Total return	22.18	%+	7.32%	-5.43%	60.63%	-14.03%	-10.49%

Ratios/supplemental data:
Net assets, end
of period (thousands)	$306,002		$267,273	$276,465	$289,502	$192,576	$362,369
Ratio of expenses to
average net assets:
Before fee waiver	1.06	%++	1.05%	1.04%	1.09%	1.18%	1.11%
After fee waiver	0.95	%++	0.95%	0.95%	0.96%	1.00%	1.00%
Ratio of net investment income
to average net assets:
Before fee waiver	1.93	%++	1.98%	1.46%	1.59%	2.00%	1.50%
After fee waiver	2.04	%++	2.08%	1.55%	1.72%	2.18%	1.61%
Portfolio turnover rate	9.91	%+	35.12%	30.29%	40.94%	40.35%	30.72%

^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Shares

	Six Months
	Ended
	March 31,		Year Ended September 30,
	2024		2023	2022	2021	2020	2019
	(Unaudited)
Net asset value,
beginning of period	$26.82		$27.08	$32.49	$22.76	$25.58	$28.20
Income from
investment operations:
Net investment income^	0.36		0.66	0.54	0.60	0.45	0.42
Net realized and unrealized
gain/(loss) on investments	3.91		1.43	(2.03)	9.64	(2.11)	(1.83)
Total from
investment operations	4.27		2.09	(1.49)	10.24	(1.66)	(1.41)
Less distributions:
From net
investment income	(0.79)		(0.45)	(0.72)	(0.51)	(0.34)	(0.42)
From net realized
gain on investments	(0.39)		(1.90)	(3.20)	—	(0.82)	(0.79)
Total distributions	(1.18)		(2.35)	(3.92)	(0.51)	(1.16)	(1.21)
Net asset value,
end of period	$29.91		$26.82	$27.08	$32.49	$22.76	$25.58

Total return	16.37	%+	7.46%	-5.60%	45.53%	-6.89%	-4.71%

Ratios/supplemental data:
Net assets, end
of period (thousands)	$35,154		$30,721	$28,107	$29,443	$22,084	$26,739
Ratio of expenses to
average net assets:
Before fee waiver	1.44	%++	1.45%	1.44%	1.53%#	1.76%	1.64%
After fee waiver	0.90	%++	0.90%	0.90%	0.90%#	0.90%	0.90%
Ratio of net investment income
to average net assets:
Before fee waiver	2.03	%++	1.83%	1.22%	1.38%	1.05%	0.92%
After fee waiver	2.57	%++	2.38%	1.76%	2.01%	1.91%	1.66%
Portfolio turnover rate	6.06	%+	36.43%	29.73%	36.13%	39.97%	38.12%

^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Includes expenses of Class A Shares which converted to Investor Class Shares on October 30, 2020.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2024 (Unaudited)

NOTE 1 – ORGANIZATION

The Poplar Forest Partners Fund (the “Partners Fund”) and the Poplar Forest Cornerstone Fund (“Cornerstone Fund”), (each, a “Fund” and collectively, the “Funds”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Partners Fund is to seek long-term growth of capital.  The investment objective of the Cornerstone Fund is to seek to achieve current income and long-term growth of capital.  The Partners Fund currently offers Class A shares and Institutional Class shares.  The Cornerstone Fund currently offers Investor Class shares.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  The Partner Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.

The Cornerstone Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2014.  At the close of business on October 30, 2020, the Cornerstone Fund’s Class A shares converted to the Institutional Class shares.  On January 28, 2021, the class name changed from Institutional Class to Investor Class.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Poplar Forest Funds Semi-Annual Report, March 2024 |

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2024 (Unaudited), Continued

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method, except for premiums on certain callable debt securities that are amortized to the earliest call date. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2024 (Unaudited), Continued

F.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2024, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2024 (Unaudited), Continued

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Debt Securities: Debt securities are valued at the mean of the bid and asked prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a valuation policy for use by the Funds and its Valuation Designee (as defined below) in calculating each Fund’s net asset value (“NAV”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Funds’ investment adviser, Poplar Forest Capital, LLC (“Adviser”),  as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5, subject to the Board’s oversight. The Adviser, as Valuation Designee, is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2024:

Poplar Forest Partners Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$312,408,125	$—	$—	$312,408,125
Real Estate
Investment Trusts	3,278,790	—	—	3,278,790
Money Market Funds	6,595,001	—	—	6,595,001
U.S. Treasury Bills	—	6,248,305	—	6,248,305
Total Assets	$322,281,916	$6,248,305	$—	$328,530,221

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2024 (Unaudited), Continued

Poplar Forest Cornerstone Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$21,313,912	$—	$—	$21,313,912
Corporate Bonds	—	4,181,091	—	4,181,091
U.S. Treasury Obligations	—	4,329,770	—	4,329,770
Preferred Stocks	—	602,315	—	602,315
Real Estate
Investment Trusts	360,024	—	—	360,024
Money Market Funds	1,541,702	—	—	1,541,702
U.S. Treasury Bills	—	1,814,113	—	1,814,113
Total Assets	$23,215,638	$10,927,289	$—	$34,142,927

Refer to the Funds’ schedules of investments for a detailed break-out of securities by industry classification.

The Trust Rule 18f-4 Compliance Policy (“Trust Policy”) governs the use of derivatives by the Funds. The Trust Policy imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by a fund to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.  Each Fund is considered a limited derivatives user under the Trust Policy and therefore, is required to limit its derivatives exposure to no more than 10% of each Fund’s net assets.  For the six months ended March 31, 2024, the Funds did not enter into derivatives transactions.

In June 2022, FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Funds’ financial statements.

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that the Funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2024 (Unaudited), Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser provides the Funds with investment management services under an investment advisory agreement. The Adviser furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, each Fund pays the Adviser a monthly management fee.  For the Partners Fund, the fees are calculated at an annual rate of 0.85% of average daily net assets for the first $250 million of assets, 0.775% of the Fund’s average daily net assets for the next $750 million of assets, and 0.70% of the Fund’s average daily net assets in excess of $1 billion. For the Cornerstone Fund, the fees are calculated at an annual rate of 0.80% of average daily net assets for the first $250 million of assets, 0.70% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the six months ended March 31, 2024, the advisory fees incurred by the Funds are disclosed in the statement of operations.  Any amount due from the Adviser is paid monthly to the Funds.

The Funds are responsible for their own operating expenses.  The Adviser has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) to the extent necessary to limit each Fund’s aggregate annual operating expenses as a percent of average daily net assets as follows:

Partners Fund	0.95%
Cornerstone Fund	0.90%

Any such reduction made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the six months ended March 31, 2024, the Adviser reduced its fees in the amount of $171,725 and $88,053 in the Partners Fund and the Cornerstone Fund, respectively.  No amounts were recouped by the Adviser.  The expense limitation will remain in effect through at least January 28, 2025, and may be terminated only by the Trust’s Board of Trustees.  The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

	9/30/2024	9/30/2025	9/30/2026	3/31/2027	Total
Partners Fund	$138,002	$295,589	$322,385	$171,725	$927,701
Cornerstone Fund	85,002	168,782	172,569	88,053	514,406

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2024 (Unaudited), Continued

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”)  serves as the Funds’ administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  The Custodian is an affiliate of Fund Services.  Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the six months ended March 31, 2024, are disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Quasar is a wholly-owned subsidiary of Foreside Financial Group, LLC, doing business as ACA Group.

The Funds have entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Funds. The agreements provide for periodic payments by the Funds to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent fees). These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Funds during the six months ended March 31, 2024 are included in the statement of operations.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Partners Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  The 12b-1 fees accrued by the Fund’s Class A shares for the six months ended March 31, 2024 are disclosed in the statement of operations.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2024, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows.

	Purchases		Sales
		Non-		Non-
	Government	Government	Government	Government
Partners Fund	$—	$28,845,839	$—	$48,799,945
Cornerstone Fund	—	1,803,425	1,730,000	2,931,291

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2024 (Unaudited), Continued

NOTE 7 – LINES OF CREDIT

The Partners Fund and the Cornerstone Fund have secured lines of credit in the amount of $45,000,000 and $4,000,000, respectively. Borrowing on each line of credit is limited to the lower of 15% of portfolio market value or 33.33% of unencumbered assets.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the six months ended March 31, 2024, the Funds did not draw upon their lines of credit.  At March 31, 2024, the Funds had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the six months ended March 31, 2024 and the year ended September 30, 2023 was as follows:

	Six Months Ended	Year Ended
	March 31, 2024	September 30, 2023
Partners Fund
Ordinary income	$7,143,791	$4,025,828
Long-term capital gains	4,562,753	16,205,434

	Six Months Ended	Year Ended
	March 31, 2024	September 30, 2023
Cornerstone Fund
Ordinary income	$903,418	$461,847
Long-term capital gains	444,955	1,960,309

As of September 30, 2023, the Funds’ most recently completed fiscal year end,  the components of capital on a tax basis were as follows:

	Partners Fund	Cornerstone Fund
Cost of investments (a)	$241,920,785	$28,420,826
Gross unrealized appreciation	59,516,151	3,997,992
Gross unrealized depreciation	(11,388,774)	(1,757,608)
Net unrealized appreciation (a)	48,127,377	2,240,384
Undistributed ordinary income	6,742,208	720,619
Undistributed long-term capital gains	4,562,745	444,944
Total distributable earnings	11,304,953	1,165,563
Other accumulated gains/(losses)	—	—
Total accumulated earnings/(losses)	$59,432,330	$3,405,947

(a)
The difference between book-basis and tax-basis cost and net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments and tax adjustments related to a transfer in-kind.

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2024 (Unaudited), Continued

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

General Market Risk (Both Funds) – Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in each Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors, which has resulted in disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Value-Style Investing Risk (Both Funds) – Value stocks can perform differently from the market as a whole and from other types of stocks.  Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

Debt Securities Risk (Both Funds) – The following risks are associated with the Funds’ investment in debt securities.

o
Prepayment and Extension Risk.  The risk that the securities may be paid off earlier or later than expected.  Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

o
Interest Rate Risk. The Funds’ investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.

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POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2024 (Unaudited), Continued

o
Credit Risk.  The risk of loss on an investment due to the deterioration of an issuer’s financial strength.  Such a deterioration of financial strength may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

o
High-Yield Securities Risk.  Debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

Large-Sized Companies Risk (Partners Fund) – Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Medium-Sized Companies Risk (Both Funds) – Investing in securities of medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility than larger, more established companies.

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of March 31, 2024:

Fund	Shareholder	Percent of Shares Held
Cornerstone Fund	Charles Schwab & Co.	47.5%
Cornerstone Fund	The Kirby Jones Foundation Delaware	26.0%

NOTE 11 – CHANGES TO OFFICERS

Effective March 22, 2024, Ms. Lillian Kabakali was appointed Secretary and Vice President of the Trust and Ms. Elaine Richards was appointed Assistant Secretary of the Trust.  Previously, Ms. Kabakali served as Assistant Secretary and Ms. Richards served as Secretary and Vice President of the Trust.

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST FUNDS

NOTICE TO SHAREHOLDERS at March 31, 2024 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-522-8860.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ Form N-PORT is available on the SEC’s website at http://www.sec.gov.  Information included in the Funds’ Form N-PORT is also available, upon request, by calling 1-877-522-8860.

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POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At meetings held on October 18, 2023 and December 14-15, 2023, the Board (which is comprised of three persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Poplar Forest Capital LLC (the “Adviser”) on behalf of the Poplar Forest Partners Fund (the “Partners Fund”) and the Poplar Forest Cornerstone Fund (the “Cornerstone Fund”) (each, a “Fund,” and together, the “Funds”). At both meetings, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT. The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, liquidity risk management program, valuation procedures, business continuity plan, and risk management process. The Board further considered its knowledge of the Adviser’s operations and noted that during the course of the prior year they had met with certain personnel of the Adviser to discuss the Funds’ performance and investment outlook as well as various marketing and compliance topics. The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER. In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund as of June 30, 2023 on both an absolute basis and a relative basis in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks, the Advisor’s similarly managed accounts, and a cohort that is comprised of similarly managed funds selected by an independent third-party consulting firm engaged by the Board to assist it in its 15(c) review (the “Cohort”). While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When

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POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing a Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

Partners Fund: The Board noted that the Fund underperformed the average of the Morningstar peer group and the Cohort for the one-, five- and ten-year periods and outperformed the average of both for the three-year period, all periods ended June 30, 2023. The Board also compared the Fund’s performance to two broad-based securities market benchmarks (both its primary and secondary benchmark indices) noting that the Fund underperformed both indices for the one-, five-, and ten-year periods and outperformed both indices for the three-year period ended June 30, 2023.

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts, noting that the Fund outperformed the Adviser’s similarly managed accounts for the one-, three-, five- and ten-year periods ended June 30, 2023.

Cornerstone Fund: The Board noted that the Fund underperformed the average of the Morningstar peer group and the Cohort for the one-year period and outperformed the average of both for the three- and five-year periods, all periods ended June 30, 2023. The Board also considered the Fund’s performance compared to two broad-based securities market benchmarks (both its primary and secondary benchmark indices). The Board considered that the Fund underperformed its primary benchmark for the one- and five-year periods and outperformed for the three-year period ended June 30, 2023.  The Fund outperformed its secondary benchmark for the one-, three- and five-year periods ended June 30, 2023. The Board additionally considered the Fund’s performance against a blended index more comparable to its investment strategy and noted that the Fund had underperformed that index for the one- and five-year periods and outperformed for the three-year period ended June 30, 2023.

The Board also considered that the Adviser does not manage any other accounts similarly to the Fund.

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT. In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and the Adviser’s similarly managed accounts for other types of clients, as well as expense waivers and reimbursements. When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Partners Fund: The Board noted that the Adviser had contractually agreed to limit the annual expense ratio for the Fund to 0.95%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board noted that the Fund’s contractual management fee and net expense ratio were above the Cohort median and average. The Board also noted that the Fund’s net expense ratio was above the Morningstar peer group average.

The Board considered that the advisory fee of the Partners Fund was greater than or less than the fees charged by the Adviser to similarly managed account clients depending on the nature of the account. The Board also took into consideration the services the Adviser provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.

Cornerstone Fund: The Board noted that the Adviser had contractually agreed to limit the annual expense ratio for the Fund to 0.90%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board noted that the Fund’s net expense ratio was above the Morningstar peer group average. Additionally, the Board noted that the contractual management fee and net expense ratio were above the Cohort median and average. The Adviser represented that it does not manage any other accounts with investment strategies similar to the Fund for purposes of comparing fees.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Funds and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

4.
ECONOMIES OF SCALE. The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders. In this regard, the Board noted that each Fund was structured with breakpoints in its advisory fee schedule and that the breakpoints were in effect with respect to the Partners Fund. The Board also noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS. The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds. The Board considered the profitability to the Adviser from its relationship with the Funds and considered

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POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

any additional material benefits derived by the Adviser from its relationship with the Funds, such as Rule 12b-1 fees received from the Funds. The Board also considered that the Funds do not utilize “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage. After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreements was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements for the Funds, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Adviser, including the advisory fee, were fair and reasonable to the Funds. The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Funds would be in the best interest of each Fund and its shareholders.

Poplar Forest Funds Semi-Annual Report, March 2024  |

POPLAR FOREST FUNDS

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Each Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Adviser to serve as the administrator of the program. The Adviser’s committee conducts the day-to-day operation of the programs pursuant to policies and procedures administered by the committee.

Under the program, the Adviser’s committee manages each Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period July 1, 2022 through June 30, 2023. The report noted that the Poplar Forest Partners Fund made use of its line of credit during the reporting period and that such line was fully repaid in a timely manner. No significant liquidity events impacting the Funds were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing each Fund’s liquidity risk.

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POPLAR FOREST FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Poplar Forest Funds Semi-Annual Report, March 2024  |

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Investment Adviser
Poplar Forest Capital, LLC
225 South Lake Avenue, Suite 950
Pasadena, CA  91101

Distributor
Quasar Distributors, LLC
3 Canal Plaza, Suite 100
Portland, ME  04101

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1251 Avenue of the Americas, 19th Floor
New York, NY  10020

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-522-8860.

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable.

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/ Jeffrey T. Rauman
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date    6/6/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date    6/6/2024

By (Signature and Title)*    /s/ Kevin J. Hayden
Kevin J. Hayden, Vice President/Treasurer/Principal Financial Officer

Date    6/7/2024

* Print the name and title of each signing officer under his or her signature.